UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 2, 2026

NusaTrip Incorporated
(Exact name of Registrant as specified in its charter)

Nevada	001-42519	99-2217461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28F AIA Central, Jl. Jend. Sudirman No.Kav. 48A, RT.5/RW.4,Karet, Semanggi,
Kota Jakarta Selatan,
Daerah Khusus Ibukota, Jakarta, Indonesia	12930
(Address of principal executive offices)	(Zip Code)

(Address of principal executive offices)

+62 21 5060 8747

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Report”) amends the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 8, 2026 (the “Original 8-K”) by NusaTrip Incorporated, a Nevada corporation (the “Company”), disclosing that (i) on June 2, 2026, AOGB CPA Limited (“AOGB”) resigned as the Company’s independent registered public accounting firm, and (ii) on June 4, 2026, the Company engaged Barton CPA PLLC (“Barton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2025.

This Report is being filed to disclose that the Company has received a copy of AOGB’s letter, and the Company is filing a copy of this letter pursuant to Regulation S-K Item 304(a)(3).

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 12, 2026, the Company received a copy of a letter from AOGB, stating whether it agrees or disagrees with the statements in the Company’s Original 8-K. A copy of this letter is filed herewith as Exhibit 16.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from AOGB CPA Limited to the U.S. Securities and Exchange Commission, dated June 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NusaTrip Incorporated

Date: June 15, 2026	By:	/s/ Tjin Patrick Soetanto
Tjin Patrick Soetanto

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